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                                                                    Exhibit 10.4
                                                                    ------------

                             Schedule of Documents
                           Substantially Similar to
                                 Exhibit 10.3


1. Amendment No. 5, dated as of October 31, 2001, to Master Lease Agreement between Jameson Properties, LLC and Kitchin Hospitality, LLC dated December 28, 1997.

2. Amendment No. 5, dated as of October 31, 2001, to Master Lease Agreement between Jameson Properties of Tennessee, L.P. and Kitchin Hospitality, LLC dated December 28, 1997.